UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2016

Tessera Holding Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-37956	81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 1, 2016, as described in the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 19, 2016, among Tessera Technologies, Inc. (“Tessera”), DTS, Inc. (“DTS”), Tessera Holding Corporation (f/k/a Tempe Holdco Corporation) (“Tessera Holding”), Tempe Merger Sub Corporation (“Parent Merger Sub”) and Arizona Merger Sub Corporation (“Company Merger Sub,” and together with Parent Merger Sub, the “Merger Subs”), Tessera implemented a holding company reorganization whereby Parent Merger Sub merged with and into Tessera (the “Parent Merger”), with Tessera as the surviving corporation, and thereafter Company Merger Sub merged with and into DTS (the “Company Merger” and, together with the Parent Merger, the “Mergers”), with DTS as the surviving corporation. As a result of the Mergers, both DTS and Tessera became wholly owned subsidiaries of Tessera Holding. Following the Parent Merger, Tessera Holding, a Delaware corporation, became the successor issuer to Tessera, a Delaware corporation, pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2016, Tessera Holding entered into a Credit Agreement (the “Credit Agreement”) among Tessera Holding, Royal Bank of Canada, as administrative agent and collateral agent, and the lenders party thereto.

The Credit Agreement provides for a $600 million seven-year term B loan facility (the “Term B Loan Facility”). The interest rates applicable to loans outstanding under the Credit Agreement with respect to the Term B Loan Facility are (i) until the delivery of financial statements for the first full fiscal quarter ending after December 1, 2016 equal to, at Tessera Holding’s option, either a base rate plus a margin of 2.25% per annum or LIBOR plus a margin of 3.25% per annum (the “Effective Date Margin”) and (ii) thereafter, (x) the Effective Date Margin or (y) so long as the ratio of consolidated indebtedness of Tessera Holding and its subsidiaries (minus all unrestricted cash and cash equivalents) to consolidated EBITDA (subject to other customary adjustments) is equal to or less than 1.50 to 1.00, equal to, at Tessera Holding’s option either a base rate plus a margin of 2.00% per annum or LIBOR plus a margin of 3.00% per annum. Commencing March 31, 2017, the Term B Loan Facility will amortize in equal quarterly installments in aggregate quarterly amounts equal to 0.25% of the original principal amount of the Term B Loan Facility, with the balance payable on the maturity date of the Term B Loan Facility (in each case subject to adjustment for prepayments).

The obligations under the Credit Agreement are guaranteed by Tessera and certain other of Tessera Holding’s wholly-owned domestic subsidiaries (the “Guarantors”) pursuant to the Guaranty (the “Guaranty”), dated December 1, 2016, among Tessera, Royal Bank of Canada, as administrative agent, and the other subsidiary guarantors party thereto. The obligations under the Credit Agreement are secured by a lien on substantially all of the assets of Tessera Holding and the Guarantors pursuant to the Security Agreement (the “Security Agreement”), dated December 1, 2016, among Tessera, Royal Bank of Canada, as collateral agent, and the other pledgors party thereto.

The Credit Agreement contains customary events of default, upon the occurrence of which, after any applicable grace period, the lenders will have the ability to accelerate all outstanding loans thereunder.

The Credit Agreement contains customary representations and warranties and affirmative and negative covenants that, among other things, restrict the ability of Tessera Holding and its subsidiaries, including Tessera, to create or incur certain liens, incur or guarantee additional indebtedness, merge or consolidate with other companies, transfer or sell assets and make restricted payments. These covenants are subject to a number of limitations and exceptions set forth in the Credit Agreement.

The foregoing description of the Credit Agreement, the Guaranty and the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, the Guaranty and the Security Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of the Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Company Merger, each share of DTS common stock (other than each share of DTS common stock owned by Tessera, Tessera Holding or any of their respective subsidiaries or by DTS or any wholly owned subsidiary of DTS, or held by a holder who has properly made a demand for appraisal of such shares in accordance with Section 262 of the Delaware General Corporation Law) was converted into the right to receive $42.50 in cash.

At the effective time of the Company Merger, (i) each then outstanding, in-the-money, vested option to purchase shares of DTS common stock was canceled, and the holder of such option will be entitled to receive cash as set forth in the Merger Agreement; (ii) each vested DTS restricted stock unit award was canceled, and the holder of such restricted stock unit award will be entitled to receive cash as set forth in the Merger Agreement; and (iii) each then outstanding DTS performance-based restricted stock unit award (treating for this purpose any performance-based vesting condition to which such DTS performance-based restricted stock unit award was subject as of the effective time of the Company Merger or was as of the date of the Merger Agreement as having been attained at the “target level”) became fully vested and canceled, and the holder of such performance-based restricted stock unit award will be entitled to receive cash as set forth in the Merger Agreement. In addition, at the effective time of the Company Merger, (i) each then outstanding, out-of-the-money, vested or unvested option and each then outstanding, in-the-money, unvested option to purchase shares of DTS common stock was assumed by Tessera Holding and converted into an option to purchase shares of Tessera Holding common stock pursuant to the exchange ratio set forth in the Merger Agreement; and (ii) each then outstanding unvested DTS restricted stock unit award was assumed by Tessera Holding and converted into a Tessera Holding restricted stock unit award pursuant to the exchange ratio set forth in the Merger Agreement, in each case with substantially the same terms and conditions as applied to such DTS equity award immediately prior to the effective time of the Company Merger.

Shares of DTS common stock were suspended from trading on the NASDAQ Global Select Market effective as of the close of trading on December 1, 2016. DTS intends to file a Form 15 with the SEC and take other actions as necessary to terminate the registration under the Exchange Act of shares of DTS common stock and suspend all of its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Tessera on September 20, 2016 and which is incorporated herein by reference. The Merger Agreement and this summary are not intended to modify or supplement any factual disclosures about Tessera Holding, DTS or Tessera, and should not be relied upon as disclosure about Tessera Holding, DTS or Tessera without consideration of the periodic and current reports and statements that Tessera Holding, DTS and Tessera file with the Securities and Exchange Commission (the “SEC”). The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Tessera Holding acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Company Merger, Tessera Holding assumed the sponsorship of the (i) DTS, Inc. 2014 New Employee Incentive Plan, (ii) DTS, Inc. 2013 Employee Stock Purchase Plan, (iii) DTS, Inc. 2013 Foreign Subsidiary Employee Stock Purchase Plan, (iv) DTS, Inc. 2012 Equity Incentive Plan and (v) SRS Labs, Inc. 2006 Stock Incentive Plan, each listed as (a) Exhibit 10.1 to the Current Report on Form 8-K (File No. 000-50335) filed by DTS on August 20, 2014, (b) Exhibit 99.3 to the Registration Statement on Form S-8 (No. 333-206283) filed by DTS on August 10, 2016, (c) Exhibit 99.3 to the Registration Statement on Form S-8 (No. 333-207899) filed by DTS on November 9, 2015, (d) Exhibit 99.1 to the Registration Statement on Form S-8 (No. 333-190677) filed by DTS on August 16, 2013, (e) Exhibit 99.2 to the Registration Statement on Form S-8 (No. 333-190677) filed by DTS on August 16, 2013, (f) Appendix A to the Definitive Proxy Statement on Schedule 14A (File No. 000-50335) filed by DTS on April 14, 2015 and (g) Exhibit 4.4 to the Registration Statement on Form S-8 (No. 333-183289) filed by DTS on August 13, 2012, respectively, and incorporated herein by reference, as well as the outstanding awards granted thereunder and the remaining shares available thereunder, including any awards granted to Tessera Holding’s executive officers, in each case subject to applicable adjustments in the manner set forth in the Merger Agreement to such awards and remaining shares available under each such plan.

Item 8.01 Other Events.

On December 1, 2016, Tessera Holding issued a press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

To be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 19, 2016, among Tessera Technologies, Inc., DTS, Inc., Tessera Holding Corporation (f/k/a Tempe Holdco Corporation), Tempe Merger Sub Corporation and Arizona Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Tessera Technologies, Inc. on September 20, 2016)

10.1	Credit Agreement, dated as of December 1, 2016, among Tessera Holding Corporation (f/k/a Tempe Holdco Corporation), the lenders party thereto and Royal Bank of Canada, as administrative agent and collateral agent

10.2	Guaranty, dated December 1, 2016, among Tessera, Royal Bank of Canada, as administrative agent, and the other subsidiary guarantors party thereto

10.3	Security Agreement, dated December 1, 2016, among Tessera, Royal Bank of Canada, as collateral agent, and the other pledgors party thereto

10.4	DTS, Inc. 2014 New Employee Incentive Plan (incorporated by reference to Exhibit 10.1 to DTS’s Current Report on Form 8-K (File No. 000-50335), filed August 20, 2014)

10.5	Amendment No. 1 to DTS, Inc. 2014 New Employee Incentive Plan (incorporated by reference to Exhibit 99.3 to DTS’s Registration Statement on Form S-8 (No. 333-206283), filed August 10, 2015)

10.6	Amendment No. 2 to DTS, Inc. 2014 New Employee Incentive Plan (incorporated by reference to Exhibit 99.3 to DTS’s Registration Statement on Form S-8 (No. 333-207899), filed November 9, 2015)

10.7	DTS, Inc. 2013 Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.1 to DTS’s Registration Statement on Form S-8 (No. 333-190677), filed August 16, 2013)

10.8	DTS, Inc. 2013 Foreign Subsidiary Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.2 to DTS’s Registration Statement on Form S-8 (No. 333-190677), filed August 16, 2013)

10.9	DTS, Inc. 2012 Equity Incentive Plan and Amendment No. 1 (incorporated by reference to Appendix A to DTS’s Definitive Proxy Statement on Schedule 14A (File No. 000-50335), filed April 14, 2015)

10.10	SRS Labs, Inc. 2006 Stock Incentive Plan, as amended and restated on August 9, 2012 (incorporated by reference to Exhibit 4.4 to DTS’s Registration Statement on Form S-8 (No. 333-183289), filed August 13, 2012)

99.1	Press release, dated December 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2016

TESSERA HOLDING CORPORATION

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 19, 2016, among Tessera Technologies, Inc., DTS, Inc., Tessera Holding Corporation (f/k/a Tempe Holdco Corporation), Tempe Merger Sub Corporation and Arizona Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Tessera Technologies, Inc. on September 20, 2016)

10.1	Credit Agreement, dated as of December 1, 2016, among Tessera Holding Corporation (f/k/a Tempe Holdco Corporation), the lenders party thereto and Royal Bank of Canada, as administrative agent and collateral agent

10.2	Guaranty, dated December 1, 2016, among Tessera, Royal Bank of Canada, as administrative agent, and the other subsidiary guarantors party thereto

10.3	Security Agreement, dated December 1, 2016, among Tessera, Royal Bank of Canada, as collateral agent, and the other pledgors party thereto

10.4	DTS, Inc. 2014 New Employee Incentive Plan (incorporated by reference to Exhibit 10.1 to DTS’s Current Report on Form 8-K (File No. 000-50335), filed August 20, 2014)

10.5	Amendment No. 1 to DTS, Inc. 2014 New Employee Incentive Plan (incorporated by reference to Exhibit 99.3 to DTS’s Registration Statement on Form S-8 (No. 333-206283), filed August 10, 2015)

10.6	Amendment No. 2 to DTS, Inc. 2014 New Employee Incentive Plan (incorporated by reference to Exhibit 99.3 to DTS’s Registration Statement on Form S-8 (No. 333-207899), filed November 9, 2015)

10.7	DTS, Inc. 2013 Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.1 to DTS’s Registration Statement on Form S-8 (No. 333-190677), filed August 16, 2013)

10.8	DTS, Inc. 2013 Foreign Subsidiary Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.2 to DTS’s Registration Statement on Form S-8 (No. 333-190677), filed August 16, 2013)

10.9	DTS, Inc. 2012 Equity Incentive Plan and Amendment No. 1 (incorporated by reference to Appendix A to DTS’s Definitive Proxy Statement on Schedule 14A (File No. 000-50335), filed April 14, 2015)

10.10	SRS Labs, Inc. 2006 Stock Incentive Plan, as amended and restated on August 9, 2012 (incorporated by reference to Exhibit 4.4 to DTS’s Registration Statement on Form S-8 (No. 333-183289), filed August 13, 2012)

99.1	Press release, dated December 1, 2016